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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 2003
                               (December 2, 2003)



                            ARKANSAS BEST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      0-19969                      71-0673405
-------------------            ---------------            --------------------
 (State or other                 (Commission                  (IRS Employer
 jurisdiction of                 File Number)              Identification No.)
incorporation or
 organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000
--------------------------------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)




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ITEM 7. EXHIBITS.

99.1     Press release of Arkansas Best Corporation dated December 2, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

Arkansas Best Corporation ("the Company") issued a press release dated December 2, 2003 announcing that its subsidiary, Clipper Exxpress Company has reached an agreement to sell all customer and vendor lists related to Clipper's LTL freight business to Hercules Forwarding Inc. of Vernon, California for $2.6 million in cash. A copy of the press release is attached as an exhibit to this Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION

                                  (Registrant)


Date: December 2, 2003                  /s/ David E. Loeffler
     -------------------                ----------------------------------------
                                        David E. Loeffler,
                                        Vice President- Chief Financial Officer
                                          and Treasurer